UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2022

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Rd. Building 3 Billerica, MA 01862	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 8, 2022, Agrify Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually, commencing at 10:00 a.m. Eastern Daylight Time.  Of the Company’s 26,549,434 shares of common stock issued and outstanding and eligible to vote as of the record date of April 11, 2022, a quorum of 16,853,434 shares, or approximately 63.47% of the eligible shares, were represented at the virtual Annual Meeting either in person or by proxy.

A description of each matter voted upon at the Annual Meeting is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022 (the “Proxy Statement”). The matters voted upon at the Annual Meeting and the final results of such voting are set forth below:

Proposal 1 - Election of Directors

Each of the director nominees listed below were elected as directors for a one-year term, such term to continue until the annual meeting of stockholders in 2023 and until such directors’ successors are duly elected and qualified. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Raymond Chang	7,984,559	1,932,338	6,936,537
Guichao Hua	7,979,497	1,937,400	6,936,537
Timothy Mahoney	8,040,292	1,876,605	6,936,537
Thomas Massie	7,504,595	2,412,302	6,936,537
Leonard J. Sokolow	9,277,972	638,925	6,936,537
Krishnan Varier	9,298,304	618,593	6,936,537
Stuart Wilcox	7,472,592	2,444,305	6,936,537

Proposal 2 – Approval of 2022 Omnibus Incentive Plan

The adoption of the Company’s 2022 Omnibus Incentive Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
7,984,808	1,902,406	29,683	6,936,537

Proposal 3 – Approval of 2022 Employee Stock Purchase Plan

The adoption of the Company’s 2022 Employee Stock Purchase Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,444,101	463,008	9,788	6,936,537

Proposal 4 – Amendment to Articles of Incorporation

The amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, and to correspondingly increase the total authorized shares of stock from 53,000,000 to 103,000,000, was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
16,047,078	719,400	86,956

Proposal 5 – Ratification of Appointment of Marcum LLP

The appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
16,781,887	47,043	24,504

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: June 9, 2022	By:	/s/ Timothy R. Oakes
Timothy R. Oakes
Chief Financial Officer

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